COMMON STOCK REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2013
Common Stock Repurchase Program [Abstract]
Common Stock
COMMON STOCK REPURCHASE PROGRAM

The Company repurchases stock primarily to create economic value for its shareholders and to provide additional liquidity to the stock. In accordance with applicable regulations, the Company could not repurchase shares of its common stock during the first year following the completion of its public offering and concurrent conversion in January 2011, except to fund equity benefit plans other than stock options, or, with prior regulatory approval, when extraordinary circumstances exist. The Company repurchased 547 shares of the Company's common stock withheld on behalf of plan participants to satisfy tax withholding obligations related to the vesting of restricted shares at a cost of $5,000 during the year ended December 31, 2011.

In May 2012, the Board of Directors approved a plan to repurchase up to 5%, or approximately 528,815 shares, of the Company’s common stock through open market purchases or privately negotiated transactions. Shares repurchased under the program are retired and reflected as a reduction in shareholders’ equity. As of December 31, 2012, the Company repurchased 465,788 shares at a cost of approximately $5.3 million under this plan. The Company repurchased 8,336 shares of the Company's common stock withheld on behalf of plan participants to satisfy tax withholding obligations related to the vesting of restricted shares at a cost of $98,000 during the year ended December 31, 2013.